EXHIBIT 10.5

AMERICAN PROPERTY MANAGEMENT CORP.
2154 N.E. Broadway Portland, Oregon 97232
Mailing Address: P.O. Box 12127, Portland, Oregon 97212
Phone 503-281-7779 Fax 503-460-2616

FIRST AMENDMENT TO LEASE
LEASE EXTENSION/PREMISES EXPANSION
Date: March 8, 2006

AMERICAN PROPERTY MANAGEMENT Account #C-321-5207-02

The original LEASE dated March 2, 2005, between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON INVESTMENT CO. LLC ("LESSOR"), and New Visual Corporation, a Utah corporation ("LESSEE"), for Suite #105 consisting of approximately 1,119 rentable square feet ("Premises") in the Multnomah Plaza Building shall be amended as follows:

If any provisions contained in this First Amendment to Lease are inconsistent with any other provisions of the LEASE, the provisions contained in this First Amendment to Lease shall control.

Article 1    ACCOUNT NUMBER

Page One of the LEASE shall be changed as follows:

The account number shall include #C-321-5206-02

Article 2    LESSEE NAME

Page One of the LEASE shall be changed as follows:

LESSEE'S name shall read: Rim Semiconductor Company, a Utah corporation

Article 3    PREMISES

Page One of the LEASE shall be amended with the addition of the following:

Commencing April 1, 2006, subject to delivery of possession, the Premises shall include Suite #103 consisting of approximately 1,475 rentable square feet ("Expansion Space") for a total of 2,594 rentable square feet.

Article 4    EXTENSION TERM

The Lease term shall be extended for a period of one (1) year commencing April 1, 2008 and terminating March 31, 2009 ("Extension Term").

Article 5    EXPANSION SPACE BASE RENTAL

Commencing April 1, 2006, or upon delivery of possession, whichever is later, the base rental for the Expansion Space shall be $2,212.50 per month for a total of $3,989.38.

Article 6    STANDARD OF MEASUREMENT

Section #1.1 of the LEASE, "Standard of Measurement," shall be amended with the addition of Suite #103:

A.)    Useable Square Footage

Is that area from the center of the tenant demising wall to the center of the opposite tenant demising wall which is established by the American National Standard Method of Measurement of Office Floor Space (ANSI Z651-1980) and the Building Owners and Manager Association (BOMA).

B.)    Load Factor

Is a percentage of all the Building common areas such as Building lobby, elevator lobbies, common hallways, common restrooms, common utility service closets, common conference room, common canteen/kitchen lounge areas and designated smoking areas. Not calculated is vertical floor penetrations such as stairways, elevator shafts or mechanical shafts.

C.)    Rentable Square Footage

Is the calculated useable square footage plus a percentage of the common area of the building. The total of the two equal rentable square footage.

Formula:
Expansion Space, Suite #103
1,283 useable square feet + 15% Load Factor =1,475 rentable square feet

Note: The actual common area square footage exceeds the 15% Load Factor of the Lease.

These square footages are approximations only and may vary from the actual square footage. Prior to occupancy LESSEE may inspect and measure the Expansion Space to confirm the square footage. As of occupancy LESSEE shall be deemed to have accepted the Expansion Space, and will be deemed to have waived any objection to the square footage approximations set forth herein.

Article 7    SECURITY DEPOSIT

Section #4.1, "Security Deposit", shall be amended with the addition of the following:

The LESSEE shall submit with this signed First Amendment to Lease the Expansion Space Base Rent for the first month of the expansion term and an additional "Security Deposit" of $2,212.50 which shall be held by LESSOR together with the "Security Deposit" currently deposited with the LESSOR under the original Lease ($1,725.13). The "Security Deposit" equal to one (1) month's base rent of $3,937.63 shall be held by the LESSOR in accordance with the provisions of the original LEASE.

Article 8    PARKING

Section #30.1, "Parking" shall be amended with the addition of the following:

LESSEE'S parking shall increase by four (4) parking spaces for a total of seven (7) nonexclusive parking spaces.

Article 9    RENT SCHEDULE

Section #37.1 of the LEASE, "Rent Schedule", shall be amended with the following:

The base rent schedule shall be as follows:

Base Rent	Existing Space	Expansion Space		Total Monthly Rent
April 1, 2006 - March 31, 2007	$1,776.88	$2,212.50	=	$3,989.38
April 1, 2007 - March 31, 2008	$1,830.19	$2,278.88	=	$4,109.07
April 1, 2008 - March 31, 2009	$1,885.10	$2,347.25	=	$4,232.35

Amount shall be paid to bring the Security Deposit up to the newly adjusted base rental.

Article 10    UTILITY ADJUSTMENT

Section #37.2 of the LEASE, "Utility Adjustment," shall be deleted and replaced with the following:

LESSEE shall pay as Additional Rent, one (1) time per year, LESSEE'S proportionate share of any increase in basic utility costs for the Building.

The base period shall be January 2005 through December, 2005, during which time the actual utility costs were (TBD). The comparison period shall be defined as the twelve calendar month period directly following the base period and every consecutive twelve calendar month period thereafter. The actual utility costs shall be defined as all Building meter accounts paid by the LESSOR. For the purposes of the utility adjustment, the Utility Building size shall be the actual useable square feet less any space separately metered or submetered or 41,517 square feet and the LESSEE'S pro-rata share is 5.43% which is based on the actual Premises useable square feet divided by the Utility Building size. Since the useable square feet of the Building can change, the above Utility Building size and LESSEE'S pro-rata share is subject to change.

The one (1) time per year utility payment, if any, shall be paid by the LESSEE every April 1st , starting April 1, 2007, and shall be calculated as follows:

First, before any comparison of utility costs is made, the base period actual utility costs shall be increased by the CPI percentage change using the base period CPI compared to the comparison period CPI to create an "adjusted" base amount. Next, the "adjusted" base amount shall be subtracted from the comparison period actual utility costs. Last, the difference shall be multiplied by the LESSEE'S pro-rata share. This amount will be due and payable as a one (1) time per year Additional Rent charge paid by the LESSEE every April 1st, starting April 1, 2007. An example is as follows:

Example

1.)	Actual Building Size	20,000 useable sq. ft.
2.)	Building Tenants who pay their utilities direct on separate meters or separately read submeters	2,500 useable sq. ft.
3.)	Adjusted Building Size	17,500 useable sq. ft.

4.)	LESSEE'S Premises =	1,000 useable sq. ft.
5.)	LESSEE'S pro-rata share =	5.7%

6.)	Actual Utility Costs during Base Period for Entire Building	$17,500.00 ($1.00/rsf/yr)
7.)	Base Period CPI	183.5 (May 2003)
8.)	Comparison Period CPI	194.4 (May 2005)
7.)	CPI Percentage Increase	x 5.9%
8.)	"Adjusted" Base Amount	$18,532.50
9.)	Actual Utility Costs during Comparison Period for Entire Building	$19,600.00 (12%increase)
10.)	Difference between Comparison Period Actual Utility Costs and "Adjusted" Base Amount	$ 1,067.50

11.)	Tenant's annual Pro-rata Share 5.7% or $60,85, which is a one (1) time per year payment made by the LESSEE.

Article 11    INTERIOR DESIGN AND MODIFICATION

Section #41.1, "Interior Design and Modification" shall be amended with the addition of the following:

Existing Space, Suite #105 shall be improved based on the attached Exhibit "B-3" Space Plan, incorporated herein by reference.

Expansion Space, Suite #103 shall be improved based on the attached Exhibit "B-3" Space Plan, incorporated herein by reference.

Article 12    LESSOR AGREED TENANT IMPROVEMENTS

Section #42.1, "Lessor Agreed Tenant Improvements" shall be amended with the addition of the following:

Existing Space, Suite #105, shall be improved based on the attached Exhibit "C-1" Interior Space Work Agreement for Suites #103 & #105, incorporated herein by reference.

Expansion Space, Suite #103, shall be improved based on the attached Exhibit "C-1" Interior Space Work Agreement for Suite #103 & #105, incorporated herein by reference.

The LESSEE'S contact person for scheduling tenant improvements is Brad Ketch, phone (503) 257-6760. If LESSOR arrives to perform tenant improvements on a mutually agreed date and LESSEE is either not ready (ie: furniture and equipment is not three (3) feet away from walls, etc.) or LESSEE wishes to reschedule and denies LESSOR access, the LESSOR shall have the option to reschedule at least thirty (30) days out and charge LESSEE a $150.00 rescheduling fee.

If any provisions contained in this Exhibit "C-1" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "13-1", "B-2", or "B-3" Space Plan), the provisions contained in this Exhibit "C-1" Interior Space Work Agreement shall control.

Article 13    FLOOR PLAN

See attached Exhibit "E-1" Floor Plan, incorporated herein by reference.

Article 14    COMPLETE AGREEMENT

The signing of this First Amendment to Lease by the parties hereto constitutes a Lease between them incorporating all of the terms and conditions contained in the original LEASE heretofore made between LESSEE and LESSOR, or LESSOR'S predecessor in interest, except as modified by the terms of this First Amendment to Lease. If any provisions contained in this First Amendment to Lease are inconsistent with any other provisions of the original LEASE, the provisions in this First Amendment to Lease shall control. This First Amendment to Lease is to be attached to the original LEASE, which is to be deemed a part of it. This First Amendment to Lease shall not be binding at the sole option of the LESSOR if, as of the commencement date of the Extension Term herein, the LESSEE is in default under any of the provisions of the original LEASE above described.

Article 15    EXPIRATION OF OFFER

This offer to amend the LEASE shall expire at the sole option of the LESSOR if this Lease Amendment is not signed by the LESSEE and delivered to the LESSOR with no changes and accompanied by appropriate prepaid monies by March 14, 2006.

All other terms and conditions of the LEASE shall apply.

IN WITNESS WHEREOF, the respective parties have executed this instrument in duplicate on this, the day, the month, and the year hereinbelow written, any corporation signature being by authority of its Board of Directors.

LESSOR:	LESSEE:
AMERICAN PROPERTY MANAGEMENT CORP.	Rim Semiconductor Company,
As agent for and on behalf of	a Utah corporation
WESTON INVESTMENT CO. LLC

/s/ Douglas D. Lindholm	/s/ Brad Ketch
Douglas D. Lindholm	Brad Ketch
Vice President of Commercial Property	President

Date: 3/10/06	Date: 3/8/06

EXHIBIT "B-3" SPACE PLAN

Rim Semiconductor Company
305 NE 102nd Avenue, Suite #103 and #105
Portland, OR 97220
Account #C-321-5207-02, #C-321-5206-02

MULTNOMAH PLAZA
FIRST FLOOR
305 NE 102nd AVENUE
PORTLAND, OR 97216
SUITE 105
SUITE 103
1

(1) = Glass Door to be Installed

If any changes to this Exhibit "B-3" Space Plan are subject to LESSOR'S approval. Any changes to this plan shall be at LESSEE'S sole cost and expense, shall not delay lease commencement, and may delay LESSEE'S occupancy.

If any provision contained in Exhibit "C-1" Interior Space Work Agreement is inconsistent with any other provision contained in this LEASE (ie: Exhibit "B-1", "B-2", or "B-3" Space Plan), the provisions contained in Exhibit "C-1" Interior Space Work Agreement shall control.

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EXHIBIT "C-1" INTERIOR SPACE WORK AGREEMENT

Rim Semiconductor Company
305 NE 102nd Avenue, Suite #103 and #105
Portland, OR 97220
Account #C-321-5207-02, #C-321-5206-02

ITEM	ACCEPTED AS-IS	AGREED IMPROVEMENTS	LESSOR EXPENSE	LESSEE EXPENSE
PAINTING: (Building Standard Color)		LESSOR to re-paint Suite #103. Color to be Stream Grey Rodda #ES29185. Two accent walls in Suite #103 to be painted. Color to be AC 11B - Matte. LESSOR to paint the door frames in Suite #103. Color of door frames to be 8232 - Matte	X	
FLOORCOVERING: (Building Standard Direct Glue Down Carpet, Color/Cove Base Color)		LESSOR to re-carpet Suite #103. Carpet color to be Escape #96591. Cove base color to be Espresso #103.	X	
VINYL FLOORCOVERING: (Building Standard Vinyl)	X	None		
LIGHTING: (Building Standard Fixtures and Distribution)	X	None		
ELECTRICAL: (Building Standard 110 Volt)	X	None		
CEILING: (Building Standard Acoustical Tile)		LESSOR to replace four (4) damaged ceiling tiles in Suite #103.	X	
PARTITIONS: (Building Standard Sheetrock)		LESSOR to connect Suites #103 & #105 with a locking glass door where indicated on Exhibit "B-3" Space Plan.	X	
DOORS/FRAMES: (Building Standard Quality)	X			
LOCKS/HARDWARE: (Building Standard Quality)		LESSOR to rekey Suite #103 entry lock to match Suite #105. LESSOR to provide four (4) keys to the interior glass door lock. LESSOR to provide (4) additional building entry keys & Suite entry keys. LESSOR to provide (4) women's restroom keys. LESSOR to provide (4) men's restroom keys.	X	
RELIGHTS: (Building Standard Interior)	X	None		
WINDOWCOVERING: (Building Standard Exterior)	X	None		
TELEPHONE: (Building Standard Mud Rings)	X	None		
EXISTING VOICE AND DATA LINES: (Existing Tenant Only)	X	None		

Note: LESSEE acknowledges that LESSOR will be performing the above described work during normal business hours. LESSEE agrees to move all furniture and equipment at least three (3) feet away from work areas.

If LESSEE is modifying the existing space layout, or expanding their Premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal business hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device. If any provisions contained in this Exhibit "C-1" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie. Exhibit "B-1", "B-2", or "B-3" Space Plan), the provisions contained in this Exhibit "C-1" Interior Space Work Agreement shall control.

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EXHIBIT "E-1" FLOOR PLAN

Rim Semiconductor Company
305 NE 102nd Avenue, Suite #103 and #105
Portland, OR 97220
Account #C-321-5207-02, #C-321-5206-02

= Existing Space
= Expansion Space
MULTNOMAH PLAZA
FIRST FLOOR
305 NE 102nd AVENUE
PORTLAND, OR 97216
SUITE 101
SUITE 100
SUITE 105
SUITE 103
SUITE 102

The above Floor Plan is meant to show the approximate location of the Premises in relation to the rest of the floor only. It may not show an accurate as-built drawing and is not meant for tenant improvement purposes.

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